Frank Russell Investment Company
                            Russell Investment Funds

                                POWER OF ATTORNEY

                  Julie W. Weston                       William E. Baxter
                  Michael J. A. Phillips                Kristianne Blake
                  Daniel P. Connealy                    Lee C. Gingrich
                  George F. Russell, Jr.                Eleanor W. Palmer
                  Lynn L. Anderson                      Raymond P. Tennison, Jr.
                  Paul E. Anderson                      Leonard P. Brennan
                  Paul Anton                            Mark E. Swanson


do hereby jointly and severally authorize Gregory J. Lyons or Mary Beth Rhoden, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemptive Relief or other filings with the Securities and Exchange Commission relating to each of the above-referenced investment companies.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


/s/ Julie W. Weston                         Dated    May 20, 2003
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Julie W. Weston


/s/ Michael J.A. Philips                    Dated    May 20, 2003
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Michael J. A. Phillips


/s/ Daniel P. Connealy                      Dated    May 20, 2003
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Daniel P. Connealy


/s/ Lynn L. Anderson                        Dated    May 20, 2003
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Lynn L. Anderson


/s/ Paul E. Anderson                        Dated    May 20, 2003
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Paul E. Anderson


/s/ William E. Baxter                       Dated    May 20, 2003
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William E. Baxter


/s/ Kristianne Blake                        Dated    May 20, 2003
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Kristianne Blake


/s/ Lee C. Gingrich                         Dated    May 20, 2003
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Lee C. Gingrich


/s/ Eleanor W. Palmer                       Dated    May 20, 2003
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Eleanor W. Palmer


/s/ Raymond P. Tennison, Jr.                Dated    May 20, 2003
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Raymond P. Tennison, Jr.


/s/ Leonard P. Brennan                      Dated    May 20, 2003
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Leonard P. Brennan


/s/ Mark E. Swanson                         Dated    May 20, 2003
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Mark E. Swanson